Exhibit 99.2

ATHENS BANCSHARES CORPORATION AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	June 30,	December 31,
	2018	2017
ASSETS
Cash and due from banks	$21,699,339	$28,464,600
Federal funds sold	11,283,000	8,027,000
Interest-bearing deposits in banks	17,228	17,121

Total cash and cash equivalents	32,999,567	36,508,721
Securities available for sale	69,482,585	76,807,971
Investments, at cost	4,720,200	4,479,750
Loans, net of allowance for loan losses of $4,018,837 and $3,961,107 at June 30, 2018 and December 31, 2017, respectively	338,168,253	319,228,764
Premises and equipment, net	7,823,106	7,511,829
Accrued interest receivable	1,380,433	1,363,208
Cash surrender value of bank owned life insurance	12,206,221	12,043,319
Foreclosed real estate	988,148	914,100
Core Deposit Intangible	2,848,669	3,030,499
Other assets	3,443,301	2,861,436

Total assets	$474,060,483	$464,749,597

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$60,376,803	$56,997,824
Interest-bearing	351,892,395	346,024,515

Total deposits	412,269,198	403,022,339
Accrued interest payable	201,703	236,028
Securities sold under agreements to repurchase	940,547	1,750,921
Note payable to bank	—	1,382,849
Accrued expenses and other liabilities	5,967,367	5,813,476

Total liabilities	419,378,815	412,205,613

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value; 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value; 50,000,000 shares authorized; 2,777,250 shares issued and 1,831,747 outstanding at June 30, 2018 and 1,806,084 outstanding at December 31, 2017	18,317	18,061
Additional paid-in capital	19,115,448	18,799,708
Common stock acquired by benefit plans:
Unallocated common stock held by: Employee Stock Ownership Plan Trust	(1,036,840)	(1,036,840)
Retained earnings	37,870,035	34,906,082
Accumulated other comprehensive loss	(1,285,292)	(143,027)

Total stockholders’ equity	54,681,668	52,543,984

Total liabilities and stockholders’ equity	$474,060,483	$464,749,597

The Notes to Consolidated Financial Statements are an integral part of these statements

ATHENS BANCSHARES CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Interest and dividend income:
Loans, including fees	$4,485,233	$3,842,408	$8,813,537	$7,564,858
Dividends	131,662	126,125	178,439	164,611
Securities and interest-bearing deposits in other banks	575,831	486,132	1,177,644	924,251

Total interest and dividend income	5,192,726	4,454,665	10,169,620	8,653,720

Interest expense:
Deposits	471,644	435,594	919,282	858,018
Fed funds purchased and securities sold under agreements to repurchase	241	241	634	602
Note payable to bank	—	54,455	8,733	117,941

Total interest expense	471,885	490,290	928,649	976,561

Net interest income	4,720,841	3,964,375	9,240,971	7,677,159
Provision for loan losses	63,669	94,487	89,653	276,014

Net interest income after provision for loan losses	4,657,172	3,869,888	9,151,318	7,401,145

Noninterest income:
Customer service fees	671,864	641,570	1,292,725	1,229,959
Other charges and fees	748,489	504,705	1,266,802	1,030,864
Investment sales commissions	158,159	81,984	301,315	229,181
Increase in cash surrender value of life insurance	102,709	105,438	204,462	200,284
Other noninterest income	206,102	160,025	391,573	749,610

Total noninterest income	1,887,323	1,493,722	3,456,877	3,439,898

Noninterest expenses:
Salaries and employee benefits	2,153,187	2,035,481	4,290,414	4,064,278
Occupancy and equipment	566,190	482,558	1,088,275	989,526
Federal deposit insurance premiums	48,000	52,300	83,000	89,950
Data processing	386,251	360,030	751,431	706,048
Advertising	94,476	71,039	171,145	144,590
Other operating expenses	1,199,311	888,091	2,125,633	1,754,138

Total noninterest expenses	4,447,415	3,889,499	8,509,898	7,748,530

Income before income taxes	2,097,080	1,474,111	4,098,297	3,092,513
Income tax expense	491,714	509,943	963,329	1,087,731

Net income	$1,605,366	$964,168	$3,134,968	$2,004,782

Earnings per common share
Basic	$0.93	$0.58	$1.83	$1.20
Diluted	$0.86	$0.53	$1.69	$1.10
Dividends per common share	$0.05	$0.05	$0.10	$0.10

The Notes to Consolidated Financial Statements are an integral part of these statements

ATHENS BANCSHARES CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net income	$1,605,366	$964,168	$3,134,968	$2,004,782
Other comprehensive income (loss), before tax:
Unrealized holding gains (losses) on securities available for sale	(10,891)	660,004	(1,546,527)	799,898
Income tax benefit (expense) related to other comprehensive income items	2,847	(250,801)	404,262	(303,961)

Other comprehensive income (loss), net of tax	(8,044)	409,203	(1,142,265)	495,937

Comprehensive income	$1,597,322	$1,373,371	$1,992,703	$2,500,719

The Notes to Consolidated Financial Statements are an integral part of these statements

ATHENS BANCSHARES CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

Six Months Ended June 30, 2018

(Unaudited)

					Common	Accumulated
	Shares of		Additional		Stock	Other
	Common	Common	Paid-In	Retained	Acquired By	Comprehensive
	Stock	Stock	Capital	Earnings	Benefit Plans	(Loss)	Total

Balance, December 31, 2017	1,806,084	$18,061	$18,799,708	$34,906,082	$(1,036,840)	$(143,027)	$52,543,984
Net income	—	—	—	3,134,968	—	—	3,134,968
Other comprehensive loss	—	—	—	—	—	(1,142,265)	(1,142,265)
Dividends - $0.10 per share	—	—	—	(171,015)	—	—	(171,015)
Stock compensation expense	—	—	20,871	—	—	—	20,871
Issuance of Company common stock	25,663	256	294,869	—	—	—	295,125

Balance, June 30, 2018	1,831,747	$18,317	$19,115,448	$37,870,035	$(1,036,840)	$(1,285,292)	$54,681,668

The Notes to Consolidated Financial Statements are an integral part of these statements

ATHENS BANCSHARES CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended
	June 30,	June 30,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,134,968	$2,004,782
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	392,052	381,271
Amortization of securities and other assets	327,115	336,907
Provision for loan losses	89,653	276,014
Other gains and losses, net	(2,023)	(464,780)
Stock compensation expense	20,871	48,617
Net change in:
Cash surrender value of life insurance, net	(162,902)	(161,049)
Accrued interest receivable	(17,225)	(31,526)
Accrued interest payable	(34,325)	(32,836)
Other assets and liabilities	357,137	67,207

Net cash provided by operating activities	4,105,321	2,424,607

CASH FLOWS FROM INVESTING ACTIVITIES:
Securities available for sale:
Purchases	—	(12,409,962)
Maturities, prepayments and calls	5,633,575	5,064,088
Investments at cost:
Purchases	(240,450)	(9,450)
Loan originations and principal collections, net	(19,482,017)	(17,641,174)
Purchases of premises and equipment	(703,329)	(153,126)
Purchase of life insurance	—	(1,075,000)
Proceeds from sale of foreclosed real estate	—	65,000

Net cash used in investing activities	(14,792,221)	(26,159,624)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	9,246,859	19,853,379
Net decrease in securities sold under agreements to repurchase	(810,374)	(560,433)
Net decrease in note payable to bank	(1,382,849)	(2,250,000)
Issuance of Company common stock	295,125	—
Dividends paid	(171,015)	(166,884)

Net cash provided by provided by financing activities	7,177,746	16,876,062

NET DECREASE IN CASH AND CASH EQUIVALENTS	(3,509,154)	(6,858,955)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	36,508,721	58,624,749

CASH AND CASH EQUIVALENTS, END OF PERIOD	$32,999,567	$51,765,794

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$962,974	$1,009,397
Income taxes paid	1,195,000	1,130,000

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING ACTIVITIES:
Acquisition of real estate acquired through foreclosure	$74,048	$65,000
Financed sales of foreclosed real estate	—	—

The Notes to Consolidated Financial Statements are an integral part of these statements

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Athens Bancshares Corporation (the “Company”) and subsidiary conform with United States generally accepted accounting principles (“GAAP”) and practices within the banking industry.

The policies that materially affect financial position and results of operations are summarized as follows:

Interim Financial Information (Unaudited)

The accompanying unaudited consolidated financial statements have been prepared in accordance with GAAP for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X as promulgated by the SEC. Accordingly, they do not include all the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair presentation of the financial condition and results of operations for the periods presented have been included. Operating results for the six months ended June 30, 2018, are not necessarily indicative of the results that may be expected for the full year or in any other period.

The Company has evaluated events and transactions for potential recognition and disclosure through the date the financial statements were issued.

Nature of Operations

The Company is a holding company whose principal activity is the ownership and management of its wholly owned subsidiary, Athens Federal Community Bank, National Association (the “Bank”). The Bank provides a variety of financial services to individuals and corporate customers through its ten branches located in Athens, Sweetwater, Etowah, Madisonville, Cleveland and Lenoir City, Tennessee. The Bank’s primary deposit products include checking, savings, certificates of deposit, and IRA accounts. Its primary lending products are one-to-four family residential, commercial real estate, and consumer loans. Southland Finance, Inc. (“Southland”) is a consumer finance company with one branch located in Athens, Tennessee and one branch located in Cleveland, Tennessee. Ti-Serv, Inc. (“Ti-Serv”) maintains the Bank’s investment in Valley Title Services, LLC (“Valley Title”). Southland and Ti-Serv are wholly-owned subsidiaries of the Bank. Valley Title is a wholly-owned subsidiary of Ti-Serv. Athens Muni Corp (“AMC”) is a wholly-owned subsidiary of the Bank.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, the valuation of deferred tax assets, other-than-temporary impairment of securities, and the fair value of financial instruments.

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings Per Share

Basic earnings per share (“EPS”) is calculated by dividing net income available to common stockholders by the weighted-average number of shares of common stock outstanding during the period. Diluted EPS is computed in a manner similar to that of basic EPS except that the weighted-average number of common shares outstanding is increased to include the number of incremental common shares (computed using the treasury stock method) that would have been outstanding if all potentially dilutive common stock equivalents such as stock options were vested during the period.

NOTE 2.	SECURITIES

The amortized cost and estimated fair value of securities classified as available for sale at June 30, 2018 and December 31, 2017, are as follows:

	June 30, 2018
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Securities of U.S. Government agencies and corporations	$1,261,639	$—	$(4,664)	$1,256,975
Mortgage-backed and related securities (1)	47,635,452	47,087	(1,968,248)	45,714,291
State and municipal securities	22,325,667	250,168	(64,516)	22,511,319

	$71,222,758	$297,255	$(2,037,428)	$69,482,585

	December 31, 2017
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Securities of U.S. Government agencies and corporations	$1,331,281	$—	$(2,506)	$1,328,775
Mortgage-backed and related securities (1)	51,204,769	68,364	(948,415)	50,324,718
State and municipal securities	24,465,566	696,627	(7,715)	25,154,478

	$77,001,616	$764,991	$(958,636)	$76,807,971

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2.	SECURITIES (Continued)

(1) Collateralized by residential mortgages and guaranteed by U.S. Government sponsored entities.

As of June 30, 2018 and December 31, 2017, the Company did not have any securities classified as held-to-maturity.

The amortized cost and estimated fair value of securities at June 30, 2018, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	June 30, 2018
	Amortized	Fair
	Cost	Value
Due in one year or less	$1,212,995	$1,209,753
Due after one year through five years	5,666,151	5,729,164
Due five years to ten years	12,978,160	13,109,934
Due after ten years	3,730,000	3,719,443
Mortgage-backed securities	47,635,452	45,714,291

Total	$71,222,758	$69,482,585

The Company had no realized gains or losses for the six month periods ended June 30, 2018 or 2017.

The Company has pledged securities with carrying values of approximately $41,615,000 and $33,532,000 (which approximates market values) to secure deposits of public and private funds as of June 30, 2018 and December 31, 2017, respectively.

Securities with gross unrealized losses at June 30, 2018 and December 31, 2017, aggregated by investment category and length of time that individual securities have been in a continuous loss position, are as follows:

	June 30, 2018
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
			(dollars in thousands)
Securities of U.S. Government agencies and corporations	$1,253	$(5)	$—	$—	$1,253	$(5)
Mortgage-backed and related securities	10,283	(406)	32,350	(1,561)	42,633	(1,967)
State and municipal securities	7,520	(60)	695	(5)	8,215	(65)

	$19,056	$(471)	$33,045	$(1,566)	$52,101	$(2,037)

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2.	SECURITIES (Continued)

	December 31, 2017
	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(dollars in thousands)
Securities of U.S.
Government agencies and corporations	$1,283	$(3)	$—	$—	$1,283	$(3)
Mortgage-backed and related securities	13,382	(109)	33,170	(839)	46,552	(948)
State and municipal securities	756	(4)	697	(4)	1,453	(8)

	$15,421	$(116)	$33,867	$(843)	$49,288	$(959)

Management performs periodic reviews for impairment in accordance with ASC Topic 320, Investments – Debt and Equity Securities.

At June 30, 2018, the 42 securities with unrealized losses had depreciated 3.76 percent from the Company’s amortized cost basis. At December 31, 2017, the 34 securities with unrealized losses had depreciated 1.91 percent from the Company’s amortized cost basis.

Most of these securities are guaranteed by either U.S. government corporations or agencies or had investment grade ratings upon purchase. Further, the issuers of these securities have not established any cause for default. The unrealized losses associated with these investment securities are primarily driven by changes in interest rates and are not due to the credit quality of the issuers. These securities will continue to be monitored as a part of the Company’s ongoing impairment analysis, but are expected to perform even if the rating agencies reduce the credit rating of the bond insurers. Management evaluates the financial performance of each issuer on a quarterly basis to determine if it is probable that the issuers can make all contractual principal and interest payments.

Upon acquisition of a security, the Company determines the appropriate impairment model that is applicable. If the security is a beneficial interest in securitized financial assets, the Company uses the beneficial interests in securitized financial assets impairment model. If the security is not a beneficial interest in securitized financial assets, the Company uses the debt and equity securities impairment model. The Company conducts periodic reviews to evaluate each security to determine whether an other-than-temporary impairment has occurred. The Company did not have any securities that were classified as other-than-temporarily-impaired at June 30, 2018.

NOTE 3.	INVESTMENTS, AT COST

The Bank carries the following investments at cost because they are not readily marketable and there is no established market price for the investments. These investments are normally redeemed by the issuer at par value and may carry call or put options under certain circumstances. Investments carried at cost at June 30, 2018 and December 31, 2017, consist of:

	June 30,	December 31,
	2018	2017
Federal Home Loan Bank of Cincinnati common stock	$2,549,000	$2,549,000
Federal Reserve Bank stock	671,200	655,750
Resolute Capital Partners Fund III L.P., F.K.A.
Tenth Street Fund III, L.P. investment	1,275,000	1,275,000
Resolute Capital Partners Fund IV L.P.	225,000	—

	$4,720,200	$4,479,750

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3.	INVESTMENTS, AT COST (Continued)

The Bank, as a member of the Federal Home Loan Bank (“FHLB”) of Cincinnati, is required to maintain an investment in capital stock of the FHLB. Based on redemption provisions of the FHLB, the stock has no quoted market value and is carried at cost. Management reviews for impairment based on the ultimate recoverability of the cost basis in the FHLB stock.

The Bank also maintains an investment in the capital stock of the Federal Reserve Bank. This investment is carried at cost which approximates the fair value of such stock. The amount of Federal Reserve Bank stock required to be held by the Bank is adjusted quarterly based on a determination made by the Federal Reserve Bank.

NOTE 4.	LOANS AND ALLOWANCE FOR LOAN LOSSES

Portfolio Segmentation

The Company’s loans consist of the following at June 30, 2018 and December 31, 2017 (in thousands).

	June 30,	December 31,
	2018	2017
Mortgage loans on real estate:
Residential 1-4 family	$108,608	$105,397
Commercial real estate and multi-family (5 or more units)	118,582	116,387
Construction and land	43,411	31,590

	270,601	253,374
Commercial loans	26,615	26,827
Consumer and other	46,211	44,139

Total loans	343,427	324,340
Less: Allowance for loan losses	(4,019)	(3,961)
Unearned interest and fees	(680)	(569)
Net deferred loan origination fees	(560)	(581)

Loans, net	$338,168	$319,229

For purposes of the disclosures required pursuant to the adoption of ASC 310, the loan portfolio was disaggregated into segments. A portfolio segment is defined as the level at which an entity develops and documents a systematic method for determining its allowance for credit losses. There are five loan portfolio segments that include residential 1-4 family, commercial real estate and multi-family, construction and land, commercial loans, and consumer and other.

The following describe the risk characteristics relevant to each of the portfolio segments:

Residential 1-4 Family: Residential 1-4 family loans include real estate loans secured by 1-4 family first mortgage loans, second liens, or open end real estate loans, such as home equity lines. These are repaid by various means such as a borrower’s income, sale of the property, or rental income derived from the property. Loans within this portfolio segment are particularly sensitive to unemployment factors and valuation of real estate.

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4.	LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

Portfolio Segmentation (Continued)

Commercial Real Estate and Multi-Family: Commercial real estate and multi-family loans include owner-occupied commercial real estate loans, owner-occupied construction loans for commercial businesses, and loans secured by income producing properties. Owner-occupied commercial real estate loans to operating businesses are long-term financing of land and buildings. Owner-occupied construction loans for a commercial business are for the development of land or construction of a building. Both of these loans are repaid by cash flow generated from the business operation. Real estate loans for income-producing properties such as apartment buildings, office and industrial buildings, and retail shopping centers are repaid from rent income derived from the properties. Loans within this segment are particularly sensitive to the valuation of real estate.

Construction and Land: Loans for real estate construction and land development are repaid through cash flow related to the operations, sale or refinance of the underlying property. This portfolio segment includes extensions of credit to real estate developers or investors where repayment is dependent on the sale of the real estate or income generated from the real estate collateral. Loans within this portfolio segment are particularly sensitive to the valuation of real estate.

Commercial: The commercial loan portfolio segment includes commercial and financial loans. These loans include those loans to commercial customers for use in normal business operations to finance working capital needs, equipment purchases, or expansion projects. Loans are repaid by business cash flows. Collection risk in this portfolio is driven by the creditworthiness of the underlying borrower, particularly cash flows from the customers’ business operations.

Consumer and Other: The consumer loan portfolio segment includes direct consumer installment loans, overdrafts and other revolving credit loans, and educational loans. Loans in this portfolio are sensitive to unemployment and other key consumer economic measures.

Credit Risk Management

The Company employs a credit risk management process with defined policies, accountability and routine reporting to manage credit risk in the loan portfolio segments. Credit risk management is guided by credit policies that provide for a consistent and prudent approach to underwriting and approval of credits. Within the Loan Policy, procedures exist that elevate the approval requirements as credits become larger and more complex. All loans are individually underwritten, risk-rated, approved, and monitored.

Responsibility and accountability for adherence to underwriting policies and accurate risk ratings lie in each portfolio segment. For the consumer portfolio segment, the risk management process focuses on managing customers who become delinquent in their payments. For the commercial and real estate portfolio segments, the risk management process focuses on underwriting new business and, on an ongoing basis, monitoring the credit of the portfolios, including a third party review of the largest credits on an annual basis or more frequently as needed. Credit quality and trends in the loan portfolio segments are measured and monitored regularly. Detailed reports, by product, collateral, accrual status, etc., are reviewed by the Directors Loan Committee.

The allowance for loan losses is a valuation reserve allowance established through provisions for loan losses charged against income. The allowance for loan losses, which is evaluated quarterly, is maintained at a level that management deems sufficient to absorb probable losses inherent in the loan portfolio. Loans deemed to be uncollectible are charged against the allowance for loan losses, while recoveries of previously charged-off amounts are credited to the allowance for loan losses. The allowance for loan losses is comprised of specific valuation allowances for loans evaluated individually for impairment, general allocations for pools of homogeneous loans with similar risk characteristics and trends, and an unallocated component that reflects the margin of imprecision inherent in the underlying assumptions used in the methodologies for estimating specific and general losses in the portfolio.

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4.	LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

Credit Risk Management (Continued)

The allowance for loan losses related to specific loans is based on management’s estimate of potential losses on impaired loans as determined by (1) the present value of expected future cash flows; (2) the fair value of collateral if the loan is determined to be collateral dependent or (3) the loan’s observable market price. The Company’s homogeneous loan pools include residential 1-4 family loans, commercial real estate and multi-family loans, construction and land loans, commercial loans, and consumer and other loans. The general allocations to these loan pools are based on the historical loss rates for specific loan types and the internal risk grade, if applicable, adjusted for both internal and external qualitative risk factors. The qualitative factors considered by management include, among other factors, (1) changes in local and national economic conditions; (2) changes in asset quality; (3) changes in loan portfolio volume; (4) the composition and concentrations of credit; (5) the impact of competition on loan structuring and pricing; (6) the impact of interest rate changes on portfolio risk and (7) effectiveness of the Company’s loan policies, procedures and internal controls. The total allowance established for each homogeneous loan pool represents the product of the historical loss ratio and the total dollar amount of the loans in the pool.

The following tables detail activity in the allowance for loan losses by portfolio segment for the periods ended June 30, 2018 and December 31, 2017 (in thousands). Allocation of a portion of the allowance to one category of loans does not preclude its availability to absorb losses in other categories.

	Residential	Commercial Real Estate	Construction
	1-4	and	and		Consumer
	Family	Multi-Family	Land	Commercial	and Other	Unallocated	Total
Balance, December 31, 2016	$1,114	$1,485	$298	$544	$676	$32	$4,149
Provision (reallocation) for loan losses	(103)	(152)	(92)	(90)	203	252	18
Loans charged-off	—	—	—	—	(317)	—	(317)
Recoveries	—	—	—	20	91	—	111

Balance, December 31, 2017	1,011	1,333	206	474	653	284	3,961
Provision (reallocation) for loan losses	41	49	33	(27)	70	(76)	90
Loans charged-off	—	—	—	—	(116)	—	(116)
Recoveries	11	20	—	—	53	—	84

Balance, June 30, 2018	$1,063	$1,402	$239	$447	$660	$208	$4,019

The composition of loans by primary loan classification as well as impaired and performing loan status at June 30, 2018 and December 31, 2017, is summarized in the tables below (in thousands):

	Year Ending June 30, 2018
		Commercial
	Residential	Real Estate	Construction
	1-4	and	and		Consumer
	Family	Multi-Family	Land	Commercial	and Other	Unallocated	Total
Specified reserves – impaired loans	$270	$67	$5	$44	$33	$—	$419
General reserves	793	1,335	234	403	627	208	3,600

Total reserves	$1,063	$1,402	$239	$447	$660	$208	$4,019

Impaired loans	$2,770	$183	$41	$1,520	$171	$—	$4,685
Performing loans	105,838	118,399	43,370	25,095	46,040	—	338,742

Total loans	$108,608	$118,582	$43,411	$26,615	$46,211	$—	$343,427

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4.	LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

Credit Risk Management (Continued)

	Year Ending December 31, 2017
		Commercial
	Residential	Real Estate	Construction
	1-4	and	and		Consumer
	Family	Multi-Family	Land	Commercial	and Other	Unallocated	Total
Specified reserves – impaired loans	$256	$69	$9	$67	$60	$—	$461
General reserves	755	1,264	197	407	593	284	3,500

Total reserves	$1,011	$1,333	$206	$474	$653	$284	$3,961

Impaired loans	$2,702	$242	$58	$1,568	$242	$—	$4,812
Performing loans	102,695	116,145	31,532	25,259	43,897	—	319,528

Total loans	$105,397	$116,387	$31,590	$26,827	$44,139	$—	$324,340

A description of the general characteristics of the risk grades used by the Company is as follows:

Pass: Loans in this risk category include borrowers of acceptable to strong credit quality and risk who have the apparent ability to satisfy their loan obligations. Loans in this risk grade would possess sufficient mitigating factors, such as adequate collateral or strong guarantors possessing the capacity to repay the debt if required, for any weakness that may exist.

Special Mention: Loans in this risk grade are the equivalent of the regulatory definition of “Other Assets Especially Mentioned” classification. Loans in this category possess some credit deficiency or potential weakness, which requires a high level of management attention. Potential weaknesses include declining trends in operating earnings and cash flows and/or reliance on the secondary source of repayment. If left uncorrected, these potential weaknesses may result in noticeable deterioration of the repayment prospects for the asset or in the Company’s credit position.

Substandard: Loans in this risk grade are inadequately protected by the borrower’s current financial condition and payment capability or the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the orderly repayment of debt. They are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

Doubtful: Loans in this risk grade have all weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or orderly repayment in full, on the basis of current existing facts, conditions and values, highly questionable and improbable. Possibility of loss is extremely high, but because of certain important and reasonably specific factors that may work to the advantage and strengthening of the exposure, its classification as an estimated loss is deferred until its more exact status may be determined.

Loss: Loans in this risk grade are considered to be non-collectible and of such little value that their continuance as bankable assets is not warranted. This does not mean the loan has absolutely no recovery value, but rather it is neither practical nor desirable to defer writing off the loan, even though partial recovery may be obtained in the future. Charge-offs against the allowance for loan losses are taken in the period in which the loan becomes uncollectible. Consequently, the Company typically does not maintain a recorded investment in loans within this category.

When the Company classifies an asset as substandard or doubtful, a specific allowance for loan losses may be established.

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4.	LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

Credit Risk Management (Continued)

The following tables outline the amount of each loan classification and the amount categorized into each risk rating as of June 30, 2018 and December 31, 2017 (in thousands):

	Period Ending June 30, 2018
		Commercial
	Residential	Real Estate	Construction
	1-4	and	and		Consumer
	Family	Multi-Family	Land	Commercial	and Other	Total
Pass	$104,387	$118,209	$43,317	$25,095	$45,816	$336,824
Special mention	1,451	190	53	—	224	1,918
Substandard	2,770	183	41	1,520	171	4,685

Total	$108,608	$118,582	$43,411	$26,615	$46,211	$343,427

	Year Ending December 31, 2017
		Commercial
	Residential	Real Estate	Construction
	1-4	and	and		Consumer
	Family	Multi-Family	Land	Commercial	and Other	Total
Pass	$101,099	$115,939	$31,476	$25,259	$43,710	$317,483
Special mention	1,596	206	56	—	187	2,045
Substandard	2,702	242	58	1,568	242	4,812

Total	$105,397	$116,387	$31,590	$26,827	$44,139	$324,340

Past Due Loans

A loan is considered past due if any required principal and interest payments have not been received as of the date such payments were required to be made under the terms of the loan agreement. Generally, management places loans on nonaccrual when there is a clear indication that the borrower’s cash flow may not be sufficient to meet payments as they become due, which is generally when a loan is 120 days past due. The following tables present the aging of the recorded investment in loans as of June 30, 2018 and December 31, 2017 (in thousands):

	Period Ending June 30, 2018
		Past Due
	Past Due	90 Days
	30-89 Days	or More
	and	and		Total	Current	Total
	Accruing	Accruing	Nonaccrual	Past Due	Loans	Loans
Residential 1-4 family	$79	$—	$854	$933	$107,675	$108,608
Commercial real estate and multi-family	—	—	—	—	118,582	118,582
Construction and land	—	—	22	22	43,389	43,411
Commercial	—	—	—	—	26,615	26,615
Consumer and other	45	—	65	110	46,101	46,211

Total	$124	$—	$941	$1,065	$342,362	$343,427

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4.	LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

Credit Risk Management (Continued)

	Year Ending December 31, 2017
		Past Due
	Past Due	90 Days
	30-89 Days	or More
	and	and		Total	Current	Total
	Accruing	Accruing	Nonaccrual	Past Due	Loans	Loans
Residential 1-4 family	$362	$129	$837	$1,328	$104,069	$105,397
Commercial real estate and multi-family	—	—	56	56	116,331	116,387
Construction and land	21	—	24	45	31,545	31,590
Commercial	—	—	—	—	26,827	26,827
Consumer and other	139	—	23	162	43,977	44,139

Total	$522	$129	$940	$1,591	$322,749	$324,340

Impaired Loans

A loan held for investment is considered impaired when based on current information and events, it is probable that the Company will be unable to collect all amounts due (both principal and interest) according to the terms of the loan agreement. The following tables detail impaired loans, by portfolio segment as of June 30, 2018 and December 31, 2017 (in thousands):

	As of June 30, 2018			For the Period Ended June 30, 2018
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans without a valuation allowance:
Residential 1-4 family	$1,184	$1,184	$—	$1,196	$9
Commercial real estate and multi-family	—	—	—	—	—
Construction and land	22	22	—	22	—
Commercial	9	9	—	10	—
Consumer and other	17	17	—	46	—

Total	1,232	1,232	—	1,274	9

Impaired loans with a valuation allowance:
Residential 1-4 family	1,586	1,586	270	1,578	58
Commercial real estate and multi-family	183	183	67	184	7
Construction and land	19	19	5	26	1
Commercial	1,511	1,511	44	1,513	38
Consumer and other	154	154	33	175	2

Total	3,453	3,453	419	3,476	106

Total impaired loans	$4,685	$4,685	$419	$4,750	$115

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4.	LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

Impaired Loans (Continued)

	As of December 31, 2017			For the Year Ended December 31, 2017
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans without a valuation allowance:
Residential 1-4 family	$1,200	$1,200	$—	$1,168	$140
Commercial real estate and multi-family	56	56	—	62	—
Construction and land	24	24	—	26	2
Commercial	11	11	—	13	3
Consumer and other	26	26	—	41	8

Total	1,317	1,317	—	1,310	153

Impaired loans with a valuation allowance:
Residential 1-4 family	1,502	1,502	256	1,458	—
Commercial real estate and multi-family	186	186	69	221	13
Construction and land	34	34	9	25	—
Commercial	1,557	1,557	67	1,580	79
Consumer and other	216	216	60	208	—

Total	3,495	3,495	461	3,492	92

Total impaired loans	$4,812	$4,812	$461	$4,802	$245

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4.	LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

Impaired Loans (Continued)

Troubled Debt Restructurings

At June 30, 2018 and December 31, 2017, impaired loans included loans that were classified as Troubled Debt Restructurings (“TDRs”). The restructuring of a loan is considered a TDR if both (i) the borrower is experiencing financial difficulties and (ii) the creditor has granted a concession.

The following tables present a summary of loans that were modified as troubled debt restructurings during the six months ended June 30, 2018 and year ended December 31, 2017 (in thousands):

	Six Months Ended June 30, 2018
	Number of Loans	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Residential 1-4 family	1	$52	$52
Consumer and other	2	9	9

	Year Ended December 31, 2017
	Number of Loans	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Consumer and other	5	$14	$14

The Company did not have any loans that were modified as troubled debt restructurings during the twelve months ended June 30, 2018 and 2017, for which there was a subsequent payment default during the year.

NOTE 5.	STOCK OPTIONS, ESOP AND RESTRICTED SHARES

2010 Equity Incentive Plan

The Athens Bancshares Corporation 2010 Equity Incentive Plan (the “2010 Plan”) was approved by the Company’s stockholders at the annual meeting of stockholders held on July 14, 2010. Under the terms of the 2010 Plan, the Company may grant restricted stock awards and stock options to its employees, officers, and directors. The purpose of the 2010 Plan is to promote the success of the Company by linking the personal interests of its employees, officers, and directors to the interest of the Company’s shareholders, and by providing participants with an incentive for remarkable performance. All of the Company’s employees, officers, and directors are eligible to participate in the 2010 Plan.

Under terms of the 2010 Plan, the Company is authorized to issue up to 277,725 stock options and up to 111,090 shares of restricted stock.

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5.	STOCK OPTIONS, ESOP AND RESTRICTED SHARES (Continued)

Stock Options:

The Company granted stock options to its directors, officers, and employees on December 15, 2010 and December 17, 2014. Both incentive stock options and non-qualified stock options were granted under the 2010 Plan. The exercise price for each option was equal to the market price of the Company’s stock on the date of grant and the maximum term of each option is ten years. The vesting period for all options is five years, pro rata, from the date of grant. The Company recognizes compensation expense over the vesting period, based on the grant-date fair value of the options granted. The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model. For each of the six months ended June 30, 2018 and 2017, the Company recorded stock compensation expense of $20,871 and $20,871. At June 30, 2018, the total remaining compensation cost to be recognized on non-vested options is approximately $62,614.

A summary of the activity in the 2010 Plan for the six months ended June 30, 2018, is presented in the following table:

	Six months ended June 30, 2018
	Number of Shares	Weighted Average Exercise Price
Outstanding at beginning of year	217,024	$14.12
Options exercised	(25,663)	11.50

Outstanding at end of period	191,361	$14.47

Option exercisable at end of period	174,696	$13.46

The aggregate intrinsic value of options outstanding at June 30, 2018, is $7,209,291.

Other information regarding options outstanding and exercisable as of June 30, 2018, is as follows:

	Options Outstanding			Options Exercisable
Exercise Prices	Number Outstanding	Weighted Average Remaining Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$11.50	149,698	2.50 Years	$11.50	149,698	$11.50
25.17	41,663	6.50 Years	25.17	24,998	25.17

Outstanding at end of period	191,361

Information pertaining to non-vested options for the six months ended June 30, 2018, is as follows:

		Weighted Average
	Number	Grant Date Fair
	of Shares	Value
Non-vested options, December 31, 2017	16,665	$5.57
Vested	—	—

Non-vested options, June 30, 2018	16,665	$5.57

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5.	STOCK OPTIONS, ESOP AND RESTRICTED SHARES (Continued)

Restricted Stock:

On January 19, 2011, the Company awarded 94,426 shares of restricted stock to its directors, officers, and employees pursuant to the terms of the 2010 Plan. Compensation expense associated with the performance-based share awards is recognized over the time period that the restrictions associated with the awards lapse based on the total cost of the award, which is the fair market value of the stock on the date of the grant. The closing price on the date of the grants issued on January 19, 2011, was $12.75 per share.

On December 19, 2012, the Company awarded 16,664 shares of restricted stock to its officers and employees pursuant to the terms of the 2010 Plan. The closing price on the date of the grants issued on December 19, 2012, was $16.65.

The Company recognized no in compensation expense attributable to shares that have been awarded for the six months ended June 30, 2018 and $27,746 for the six months ended June 30, 2017. There is no total remaining compensation cost to be recognized on non-vested restricted stock.

Employee Stock Ownership Plan (ESOP)

The Bank sponsors a leveraged ESOP that covers substantially all employees who meet certain age and eligibility requirements. The ESOP purchased 222,180 shares with the proceeds of a 15 year loan from the Company which is payable in annual installments and bears interest at 3.25% per annum.

The Bank has committed to make contributions to the ESOP sufficient to support the debt service of the loan. The loan is secured by the unallocated shares, which are held in a suspense account, and are allocated among the participants as the loan is repaid. Cash dividends paid on allocated shares are distributed to the participant and cash dividends paid on unallocated shares are used to repay the outstanding debt of the ESOP.

ESOP shares are held by the plan trustee in a suspense account until allocated to participant accounts. Shares released from the suspense account are allocated to participants on the basis of their relative compensation in the year of allocation. Participants become vested in the allocated shares upon four years of employment with the Bank. Any forfeited shares are allocated to other participants in the same proportion as contributions.

As ESOP shares are allocated to participants, the Bank recognizes compensation expense equal to the fair value of the earned ESOP shares. No compensation expense has been recorded for the six months ended June 30, 2018 or 2017.

A detail of ESOP shares is as follows:

	June 30,	December 31,
	2018	2017
Allocated shares	118,496	118,496
Unallocated shares	103,684	103,684

Total ESOP Shares	222,180	222,180

Fair value of unreleased shares	$5,401,936	$3,991,834

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6.	FAIR VALUE DISCLOSURES

Determination of Fair Value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. In accordance with ASC Topic 820, Fair Value Measurements and Disclosures, the fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument.

The fair value guidance provides a consistent definition of fair value, which focuses on exit price in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment. The fair value is a reasonable point within the range that is most representative of fair value under current market conditions.

Fair Value Hierarchy

In accordance with this guidance, the Company groups its financial assets and financial liabilities generally measured at fair value in three levels, based on markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value.

Level 1 - Valuation is based on quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 assets and liabilities generally include debt and equity securities that are traded in an active exchange market. Valuations are obtained from readily available pricing sources for market transactions involving identical assets or liabilities.

Level 2 - Valuation is based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. The valuation may be based on quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the asset or liability.

Level 3 - Valuation is based on unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which determination of fair value requires significant management judgment or estimation.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. There have been no changes in the methodologies used at December 31, 2017 and June 30, 2018.

The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments.

Cash and Cash Equivalents: The carrying amounts of cash and cash equivalents approximate fair values based on the short-term nature of the assets.

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6.	FAIR VALUE DISCLOSURES (Continued)

Fair Value Hierarchy (Continued)

Securities Available for Sale: Fair values are estimated using pricing models and discounted cash flows that consider standard input factors such as observable market data, benchmark yields, interest rate volatilities, broker/dealer quotes, and credit spreads. Securities classified as available for sale are reported at fair value utilizing Level 2 inputs.

Investments, at Cost: The carrying value of investments at cost is a reasonable estimate of fair value.

Accrued Interest: The carrying amounts of accrued interest approximate fair value.

Loans: The fair value of loans is calculated by discounting scheduled cash flows through the estimated maturity using estimated market discount rates, adjusted for credit risk and servicing costs. The estimate of maturity is based on the Company’s historical experience with repayments for each loan classification, modified, as required, by an estimate of the effect of current economic and lending conditions. Loans for which it is probable that payment of interest and principal will not be made in accordance with the contractual terms of the loan agreement are considered impaired. Once a loan is identified as individually impaired, management measures impairment in accordance with ASC Topic 310, Accounting by Creditors for Impairment of a Loan.

Deposits: The fair value of deposits with no stated maturity, such as noninterest-bearing demand deposits and NOW, money market, and savings accounts, is equal to the amount payable on demand at the reporting date. The fair value of time deposits is based on the discounted value of contractual cash flows. The discount rate is estimated using the rates currently offered for deposits of similar remaining maturities.

Securities Sold under Agreements to Repurchase: The carrying value of these liabilities, which are extremely short term, approximates their fair value.

Note Payable to Bank: Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of existing debt.

Assets Measured at Fair Value on a Recurring Basis: Assets measured at fair value on a recurring basis are summarized below (in thousands):

		Quoted Prices in	Significant	Significant
		Active Markets	Other	Other
	Balance as of	for Identical	Observable	Unobservable
	June 30,	Assets	Inputs	Inputs
	2018	(Level 1)	(Level 2)	(Level 3)
Securities available for sale:
Securities of U.S. Government agencies and corporations	$1,257	$—	$1,257	$—
Mortgage-backed and related securities	45,714	—	45,714	—
State and municipal securities	22,512	—	22,512	—

Total securities available for sale	$69,483	$—	$69,483	$—

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6.	FAIR VALUE DISCLOSURES (Continued)

Fair Value Hierarchy (Continued)

		Quoted Prices in	Significant	Significant
		Active Markets	Other	Other
	Balance as of	for Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs
	2017	(Level 1)	(Level 2)	(Level 3)
Securities available for sale:
Securities of U.S. Government agencies and corporations	$1,329	$—	$1,329	$—
Mortgage-backed and related securities	50,325	—	50,325	—
State and municipal securities	25,154	—	25,154	—

Total securities available for sale	$76,808	$—	$76,808	$—

The Company has no assets or liabilities whose fair values are measured on a recurring basis using Level 3 inputs.

Assets Measured at Fair Value on a Nonrecurring Basis: Under certain circumstances management makes adjustments to fair value for assets and liabilities although they are not measured at fair value on an ongoing basis. The following tables present the financial instruments carried on the consolidated balance sheets by caption and by level in the fair value hierarchy, for which a nonrecurring change in fair value has been recorded (in thousands):

		Quoted Prices in	Significant	Significant
		Active Markets	Other	Other
	Balance as of	for Identical	Observable	Unobservable
	June 30,	Assets	Inputs	Inputs
	2018	(Level 1)	(Level 2)	(Level 3)
Impaired loans	$3,034	$—	$1,568	$1,466
Foreclosed real estate	988	—	—	988

		Quoted Prices in	Significant	Significant
		Active Markets	Other	Other
	Balance as of	for Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs
	2017	(Level 1)	(Level 2)	(Level 3)
Impaired loans	$3,034	$—	$1,560	$1,474
Foreclosed real estate	914	—	—	914

Impaired Loans: Loans considered impaired under ASC 310-10-35, Receivables, are loans for which, based on current information and events, it is probable that the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. Impaired loans can be measured based on the present value of expected payments using the loan’s original effective rate as the discount rate, the loan’s observable market price, or the fair value of the collateral less selling costs if the loan is collateral dependent.

The fair value of impaired loans were primarily measured based on the value of the collateral securing these loans. Collateral may be real estate and/or business assets including equipment, inventory, and/or accounts receivable.

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6.	FAIR VALUE DISCLOSURES (Continued)

Fair Value Hierarchy (Continued)

The Company determines the value of the collateral based on independent appraisals performed by qualified licensed appraisers. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Appraised values are discounted for costs to sell and may be discounted further based on management’s historical knowledge, changes in market conditions from the date of the most recent appraisal, and/or management’s expertise and knowledge of the customer and the customer’s business. Such discounts by management are subjective and are typically significant unobservable inputs for determining fair value. Impaired loans are reviewed and evaluated on at least a quarterly basis for additional impairment and adjusted accordingly, based on the same factors discussed above.

Foreclosed Assets: Foreclosed real estate, consisting of properties obtained through foreclosure or in satisfaction of loans, is initially recorded at fair value less estimated costs to sell upon transfer of the loan to other real estate. Subsequently, other real estate is carried at the lower of carrying value or fair value less costs to sell. Fair values are generally based on third party appraisals of the property and are classified within Level 3 of the fair value hierarchy. The appraisals are sometimes further discounted based on management’s historical knowledge, and/or changes in market conditions from the date of the most recent appraisal, and/or management’s expertise and knowledge of the customer and the customer’s business. Such discounts are typically significant unobservable inputs for determining fair value. In cases where the carrying amount exceeds the fair value, less cost to sell, a loss is recognized in noninterest expense.

The carrying amount and estimated fair value of the Company’s financial instruments at June 30, 2018 and December 31, 2017, are as follows (in thousands):

	June 30, 2018		December 31, 2017
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Assets:
Cash and cash equivalents	$33,000	$33,000	$36,509	$36,509
Securities available for sale	69,483	69,483	76,808	76,808
Investments, at cost	4,720	4,720	4,480	4,480
Loans, net	338,168	336,136	319,229	319,526
Accrued interest receivable	1,380	1,380	1,363	1,363
Liabilities:
Deposits	412,269	414,628	403,022	405,342
Securities sold under agreements to repurchase	941	941	1,751	1,751
Note payable to bank	—	—	1,383	1,383
Accrued interest payable	202	202	236	236

ATHENS BANCSHARES CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7.	EARNINGS PER COMMON SHARE

The following is a summary of the basic and diluted earnings per share for the three months ended June 30, 2018 and 2017:

	2018	2017
Basic earnings per share calculation:
Numerator: Net income	$1,605,366	$964,168

Denominator: Weighted average common shares outstanding	1,721,799	1,672,748
Effect of dilutive stock options	134,842	148,412

Diluted shares	1,856,641	1,821,160

Basic earnings per share	$0.93	$0.58

Diluted earnings per share	$0.86	$0.53

The following is a summary of the basic and diluted earnings per share for the six months ended June 30, 2018 and 2017:

	2018	2017
Basic earnings per share calculation:
Numerator: Net income	$3,134,969	$2,004,782

Denominator: Weighted average common shares outstanding	1,714,639	1,669,682
Effect of dilutive stock options	135,174	146,685

Diluted shares	1,849,813	1,816,367

Basic earnings per share	$1.83	$1.20

Diluted earnings per share	$1.69	$1.10